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                                  Exhibit 23


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-34787) pertaining to the Stock Option Plan of 1990 of Pitt-Des Moines, Inc. of our report dated March 2, 1995, with respect to the consolidated financial statements and schedule of Pitt-Des Moines, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1994.



                                                               ERNST & YOUNG LLP



Pittsburgh, Pennsylvania
March 28, 1995